Exhibit 10.12

Translation of Medicinal Material Procurement Contract

Party A (Purchaser): Yunnan Shangri-La Tibetan Pharmaceutical Group Limited

Party B (Supplier): Xiong Ba

Product’s Name	Spec	Unit	Quantity	Unit Price	Value (RMB)	Procurement Period	Memo
Semen Punicae Granati		kg	32195	50.84	1,636,824.71	09.1.1-12.31
Fructus Malvae		kg	4476	162.92	729,325.16	09.1.1-12.31
Asparagus cochinchinensis		kg	5088	27.2	138,378.66	09.1.1-12.31
Tibetan Lengzi Qin		kg	8398	37.15	311,997.61	09.1.1-12.31
Himalayas Four o’clock		kg	21195	37.26	789,737.00	09.1.1-12.31
Puncturevine Caltrop Fruit		kg	15534	42.03	652,828.28	09.1.1-12.31
Common Dysosma Rhizome		kg	6347	143.84	912,982.22	09.1.1-12.31

The Aggregate Value: RMB 5,172,073.63

The Procurement Place: Yunnan Shangri-La Tibetan Medicine Group Co., Ltd.

Date of Delivery: Delivery within 20 days upon the signature of the Contract

Payment Method: Party A shall make payment of all the accounts payable within 10 days upon the entry of products in the warehouse and Party B shall draw the accounts receivable by presentation of the warehouse voucher.

Quality Standard: State Standard

Package: Polypropylene (PP) Knitted Bag or cloth bag free of any damage.

Quality Requirements by Party B: The products shall comply with the state quality standards as well as the agreed quality standard bases on the said quality standards; Packing Sound

Quality Requirements agreed by Both Parties: The Tibetan medicinal materials standard under the administration authorities of the Ministry of Public Health shall be executed.

Liability of Breach: The breached party shall make the compensation for the non-breach party by the amount equivalent to 30% of the aggregate value of the contract herein.

This contract is in duplicate and shall be effective upon both parties’ signature, seal, and putting one’s fingerprint.

Party A: Yunnan Shangri-La Tibetan Pharmaceutical Group Limited

Authorized Representative: Hong Yu (Signature):

Yunnan Shangri-La Tibetan Pharmaceutical Group Limited (Seal)

Signature Date: Jan 6, 2009

Party B: Xiong Ba

Authorized Representative: Xiong Ba (Signature):

Signature Date: Jan 6, 2009